Exhibit 99.1

BiopharmAmerica 2015 September 17, 2015

Forward Looking Statements OTC QB: ENUM THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE BASED ON THE COMPANY’S CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY AND THE PHARMACEUTICAL INDUSTRY. THE COMPANY MAKES NO REPRESENTATIONS ABOUT THE ACCURACY OF SUCH STATEMENTS ESTIMATES OR PROJECTIONS. FORWARD-LOOKING STATEMENTS ARE INDICATED BY WORDS SUCH AS: MAY, WILL, SHOULD, PREDICT, CONTINUE, PLAN, EXPECT, ANTICIPATE, ESTIMATE, INTEND, BELIEVE, COULD, GOAL OBJECTIVES AND SIMILAR EXPRESSIONS. FORWARD-LOOKING STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY’S ANTICIPATED PERFORMANCE, INCLUDING REVENUE AND PROFIT EXPECTATIONS; DEVELOPMENT AND IMPLEMENTATION OF OUR COLLABORATIONS; DURATION; SIZE; SCOPE AND REVENUE ASSOCIATED WITH COLLABORATION PARTNERSHIPS; BENEFITS PROVIDED TO COLLABORATION PARTNERS BY OUR TECHNOLOGY; BUSINESS MIX; REVENUES AND GROWTH IN OUR PARTNER BASE; MARKET OPPORTUNITIES; COMPETING TECHNOLOGIES, INDUSTRY CONDITIONS AND TRENDS; AND REGULATORY DEVELOPMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS DUE TO SUBSTANTIAL RISKS AND UNCERTAINTIES RELATED TO THE COMPANY AND THE BIOPHARMACEUTICAL INDUSTRY IN WHICH THE COMPANY OPERATES. 2

EnumeralMission 3 A biopharma company developing potential ‘best- in-class’ antibodies against both proven and new targets using a proprietary immuno-oncology profiling technology.

Enumeral’sDifferentiated Approach 4 Create broad antibody diversity Measure antibody function using our ‘Human immune system on a chip’ platform Select best-in-class candidates that modulate desired immune effector cells

Discovery and Profiling Processes 5

EnumeralPlatform 6 Microwell device with 84,672 50m wells

Platform Enables All IO Entry Points 7

Functional Diversity: Potential for Best-in-Class Pharmacologic and MOA Differentiation 8 Screen 1-12 Heavy chain AA sequences from PD1 N= 159 sequences shown; 28 families of antibodies OPDIVO® KEYTRUDA® Pidilizumab • 6 antibodies (from different clades) chosen for small scale production • Ability to select potential ‘best-in- class’ candidates 246A10 392C5 413D2 413E1 244C8 388D4

Differential T-Cell Activation 9 0 10 20 30 40 50 60 70 80 % P o s i t i v e C e l l s CD8+ IFN?+ CD4+ IFN?+ CD8+ TNFa+

Antigen Recall Assay 10

Mixed Lymphocyte Reaction (6 days) 11

Our approach to discovery has resulted in consistent, repeatable levels of diversity for additional checkpoint targets 12

13 TIM-3 Program Diversity • CDR3 cladistics • 114 sequences • Greenboxes indicate a confirmed binder (ELISA) *indicates confirmed cell- based binder * * Screen1: 100600-100605 Screen4: 100646-100671 Screen6: 100730-100734 Screen12: 100810-100816 Screen13: 100874-100881 Screen14: 100928-100931 Screen15: 100952-100957 Screen16: 100998-101005

14 LAG-3 Program Diversity • CDR3 cladistics shown • 64 sequences CONFIDENTIAL

Why Diversity Matters: • TIM-3 biology much more complex than any other I/O target: – Ligands: – Galectin-9 – Phosphatidylserine – CEACAM1 • Correct epitope is unknown for therapeutic TIM-3 blockade • TIM-3 also a marker for cancer progression 15 Anderson et al 2007 Immunity

Tissue Profiling: Human Translational Link Between Discovery and Development 16 Use of human tissues serves as a bridge between mAbfunction in vitro and cellular function in tumors in relevant indications

Tumor Profiling at the Single Cell Level 17

O v a r i a n R e n a l C a n c e r A v a s t i n R a f / M E K i PD1 Blockade Indication Mapping  - T I M 3

Conclusions • Our PD1 program gives us an independent benchmark therapeuticfor partnering in immuno-oncology • Our pipeline places us in an ideal position to further combination IO strategies in diverse indications with urgent unmet need • Our single-cell analysis platform will allow us to better understand humanimmune responses • We focus on understanding patient immunology and functional responses of the immune system, which will drive development of clinically effectivenovel therapeutics and combinations 19